UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2003

MAXIMUS, INC.

(Exact Name of Registrant as Specified in its Charter)

Virginia	1-12997	54-1000588
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11419 Sunset Hills Road, Reston, Virginia 20190-5207
(Address of Principal Executive Offices, including Zip Code)

(703) 251-8500
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Address, if Changed Since Last Report)

Item 12.   Results of Operations and Financial Condition.

On November 21, 2003, the Company announced its financial results for the three- and twelve-months ended September 30, 2003. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXIMUS, Inc.

Date: November 21, 2003	By:	/s/ Richard A. Montoni
Richard A. Montoni, Chief Financial Officer
(Principal Financial and Accounting Officer)

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated November 21, 2003 (furnished pursuant to Item 12).